Exhibit 25.1

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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                       _____________________________

                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE
                       _____________________________

       ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b) (2)

              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                              41-1592157
(Jurisdiction of incorporation or                              (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                               55479
(Address of principal executive offices)                          (Zip code)

                     Stanley S. Stroup, General Counsel
              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                     Sixth Street and Marquette Avenue
                        Minneapolis, Minnesota 55479
                               (612) 667-1234
         (Name, address and telephone number of agent for service)
                       _____________________________

                                WARNACO INC.
            (Exact name of obligor as specified in its charter)

Delaware                                                         22-1897478
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

c/o The Warnaco Group, Inc.
90 Park Avenue, 26th Floor
New York, New York                                               10016
(Address of principal executive offices)                       (Zip code)

                       _____________________________
                         Second Lien Notes due 2008
                    (Title of the indenture securities)

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

Item 1. General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  The Board of Governors of the Federal Reserve System Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.          Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part
                                    of this Statement of Eligibility. Wells
                                    Fargo Bank incorporates by reference
                                    into this Form T-1 the exhibits
                                    attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of
                                    the trustee now in effect.**

         Exhibit 2.        a.       A copy of the certificate of authority
                                    of the trustee to commence business
                                    issued June 28, 1872, by the
                                    Comptroller of the Currency to The
                                    Northwestern National Bank of
                                    Minneapolis.*

                           b.       A copy of the certificate of the
                                    Comptroller of the Currency dated
                                    January 2, 1934, approving the
                                    consolidation of The Northwestern
                                    National Bank of Minneapolis and The
                                    Minnesota Loan and Trust Company of
                                    Minneapolis, with the surviving entity
                                    being titled Northwestern National Bank
                                    and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                           f.       A copy of the letter dated July 10,
                                    2000 from the Administrator of National
                                    Banks for the Comptroller of the
                                    Currency certifying approval of
                                    consolidation effective July 8, 2000 of
                                    Norwest Bank Minnesota, National
                                    Association with various other banks
                                    under the title of "Wells Fargo Bank
                                    Minnesota, National Association."***

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4. Copy of By-laws of the trustee as now in effect.**

         Exhibit 5.                 Not applicable.

         Exhibit 6.                 The consent of the trustee required by
                                    Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.                 Not applicable.

         Exhibit 9.                 Not applicable.



          * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

          ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 99.T3G to the Form T-3 dated July 13, 2000 of GB Property Funding Corp. file number 022-22473.

          *** Incorporated by reference to exhibit number 2f to the trustee's Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.

                                 SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 10th day of January 2003.



                            WELLS FARGO BANK MINNESOTA,
                            NATIONAL ASSOCIATION


                            /s/ Timothy P. Mowdy
                            ---------------------------
                            Timothy P. Mowdy
                            Assistant Vice President

                                 EXHIBIT 6



January 10, 2003



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                            Very truly yours,

                            WELLS FARGO BANK MINNESOTA,
                            NATIONAL ASSOCIATION


                            /s/ Timothy P. Mowdy
                            --------------------
                            Timothy P. Mowdy
                            Assistant Vice President

                                  EXHIBIT 7


                            REPORT OF CONDITION

                      WELLS FARGO BANK MINNESOTA, N.A.
               (Including Domestic and Foreign Subsidiaries)

     In the State of Minnesota, at the close of business on September 30, 2002



                                                              ASSETS                  (In Thousands)

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin......................              $1,654,591
   Interest-bearing balances...............................................                  53,816
Securities:
   Held-to-maturity securities.............................................                       0
   Available-for-sale securities...........................................               1,962,923
Federal funds sold and securities purchased under agreement to resell:
   Federal funds sold in domestic offices..................................               7,134,056
   Securities purchased under agreements to resell.........................                 107,600
Loans and lease financing receivables:
   Loans and leases held for sale..........................................              20,359,247
   Loans and leases, net of unearned income................................              19,509,087
   Less:  Allowance for loan and lease losses..............................                 284,308
   Loans and leases, net of unearned income and allowance..................              19,224,779
Assets held in trading accounts............................................                  61,149
Premises and fixed assets (including capitalized leases)...................                 158,974
Other real estate owned....................................................                   6,678
Customers' liability to this bank on acceptances outstanding...............                  13,320
Intangible assets:
   Goodwill................................................................                 343,066
   Other Intangible Assets.................................................                   8,100
Other Assets...............................................................               1,277,180

     TOTAL ASSETS..........................................................              52,365,479

                                                              LIABILITIES

Deposits:
    In domestic offices....................................................              29,233,707
          Non-interest bearing.............................................              17,585,834
          Interest-bearing.................................................              11,647,873
     In foreign offices, Edge and Agreement subsidiaries,
     and IBFs..............................................................               5,929,445
          Non-interest bearing.............................................                   8,321
          Interest-bearing.................................................               5,921,124
Federal funds purchased and securities sold under agreements to repurchase:
     Federal funds purchased in domestic offices...........................               1,466,206
     Securities sold under agreements to repurchase........................               2,660,105
Trading Liabilities........................................................                  56,470
Other borrowed money.......................................................               8,223,043
Bank's liability on acceptances executed and outstanding...................                  13,320
Subordinated notes and debentures..........................................                       0
Other liabilities..........................................................                 740,177

     TOTAL LIABILITIES.....................................................              48,322,473

                                                            EQUITY CAPITAL

Perpetual preferred stock and related surplus..............................                       0
Common Stock...............................................................                 100,000
Surplus....................................................................               2,133,596
Retained earnings..........................................................               1,743,721
Accumulated other comprehensive income.....................................                  65,689
Other equity capital components............................................                       0

     TOTAL EQUITY CAPITAL..................................................               4,043,006

     TOTAL LIABILITIES AND EQUITY CAPITAL..................................              52,365,479
